SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

       [ ]    Preliminary Proxy Statement
       [ ]    Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))
       [X]    Definitive Proxy Statement
       [ ]    Definitive Additional Materials
       [ ]    Soliciting  Material Pursuant to Section  240.14a-11(c) or Section
              240.14a-12


                                V-ONE Corporation
               __________________________________________________
                (Name of Registrant as Specified In Its Charter)

               __________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X]   No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

             1)  Title of each class of securities to which transaction applies:

             2)  Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

             4)  Proposed maximum aggregate value of transaction:

             5)  Total fee paid:

       [ ]   Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)  Amount Previously Paid:

             2)  Form, Schedule or Registration Statement Number:

             3)  Filing Party:

             4)  Date Filed:

                                  [LOGO] V-ONE
                         Security for a Connected World




                                 April 10, 2002



Dear Shareholder:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of V-ONE Corporation ("Company"). The annual meeting will be held at Glenview Mansion, 603 Edmonston Drive, Rockville, Maryland 20851 on Thursday, May 16, 2002 at 10:00 a.m. Rockville, Maryland time.

     At the meeting, you will be asked (i) to elect two directors, each for a three-year term expiring in 2005, and (ii) to ratify the appointment of Ernst & Young LLP, independent public accountants, as the auditors of the Company for the year ending December 31, 2002. The Board of Directors has unanimously approved these proposals and we urge you to vote in favor of these proposals and in accordance with the Board's recommendation on such other matters as may be submitted to you for a vote at the meeting.

     Your vote is very important, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the postage-paid return envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the annual meeting. We look forward to seeing you on May 16.

                                                Sincerely,



                                                /s/ Margaret E. Grayson
                                                -----------------------
                                                Margaret E. Grayson
                                                Director, President and
                                                Chief Executive Officer




  20250 Century Boulevard, Suite 300, Germantown, Maryland 20874 (301) 515-5200

                                V-ONE CORPORATION

20250 Century Boulevard, Suite 300   Germantown, Maryland 20874    (301)515-5200



                                     NOTICE
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2002

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of V-ONE Corporation ("Company") will be held on Thursday, May 16, 2002 at 10:00 a.m. Rockville, Maryland time at Glenview Mansion, 603 Edmonston Drive, Rockville, Maryland 20851, for the following purposes:


     1.   To elect two directors, each for a three-year term expiring in 2005;

     2. To ratify the appointment of Ernst & Young LLP, independent public accountants, as the auditors of the Company for the year ending December 31, 2002; and

     3. To transact any other business as may properly come before the annual meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 27, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the record date will be available for examination by any shareholder, for any purpose germane to the annual meeting, during ordinary business hours, for the ten-day period prior to the annual meeting, at the executive offices of the Company, 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Joseph D. Gallagher
                                              -----------------------
                                              Joseph D. Gallagher
                                              Secretary

Germantown, Maryland
April 10, 2002



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING, OR IN PERSON, AT ANY TIME PRIOR TO ITS EXERCISE.

                                V-ONE CORPORATION

20250 Century Boulevard, Suite 300   Germantown, Maryland 20874   (301) 515-5200


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2002

     The enclosed proxy is solicited by the Board of Directors of V-ONE Corporation, a Delaware corporation ("Company"), for use at the Annual Meeting of Shareholders on Thursday, May 16, 2002, and at any adjournment thereof. The approximate date of mailing of this Proxy Statement and the form of proxy is April 10, 2002.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

     The securities to be voted at the annual meeting consist of (i) shares of common stock of the Company, $0.001 par value per share ("Common Stock"), with each share entitling its record owner to one vote on each of the proposals and on all other matters properly brought before the annual meeting, (ii) shares of Series C Preferred Stock, $0.001 par value per share ("Series C Stock"), with each share entitling its record owner to ten votes on Proposal 2 and on all other matters properly brought before the annual meeting, except with respect to the election of directors for which record holders of Series C Stock are not entitled to vote, and (iii) Series D Preferred Stock, $0.001 par value per share ("Series D Stock"), with each share entitling its record owner to one vote on each of the proposals and on all other matters properly brought before the annual meeting. The close of business on March 27, 2002 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 182 record holders of Common Stock and 24,248,904 shares of Common Stock outstanding and eligible to be voted at the annual meeting, 4 record holders of Series C Stock and 42,904 shares of Series C Stock outstanding and eligible to be voted at the annual meeting and 19 record holders of Series D Stock and 3,021,000 shares of Series D Stock outstanding and eligible to be voted at the annual meeting. The Common Stock, Series C Stock and Series D Stock (collectively "Voting Stock") are the only outstanding voting securities of the Company.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Voting Stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. If less than a majority of the outstanding shares entitled to vote are present at the annual meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the annual meeting from time to time without further notice. Directors receiving a plurality of votes will be elected in the order of the number of votes received. There is no cumulative voting in the election of directors. With respect to any other matter properly brought before the annual meeting or any adjournment thereof, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the annual meeting, in person or by proxy, are entitled to cast.

     All shares entitled to vote represented by a properly executed and unrevoked proxy received in time for the annual meeting will be voted at the annual meeting in accordance with the instructions given; in the absence of instructions to the contrary, such shares will be voted FOR the proposal to elect the designated nominees for director and FOR the proposal to ratify the appointment of Ernst & Young LLP, independent public accountants, as the Company's auditors for the year ending December 31, 2002. If any other matters properly come before the annual meeting, the person named as proxy will vote upon such matters as determined by a majority of the Board of Directors.

     Under Delaware law, shares represented at the annual meeting (either by properly executed proxies or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any proposal will have the same effect as votes against the proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposal.

     The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors or employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their related reasonable expenses.

     A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing written notice thereof with Joseph D. Gallagher, Secretary, V-ONE Corporation, 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874,
(ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the annual meeting on the proposals as described above.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The number of shares of Voting Stock held as of March 27, 2002 by each holder of more than 5% of the outstanding Voting Stock of the Company, each director of the Company, each nominee for reelection as a director, each executive officer named in the Summary Compensation Table on page 8 of this Proxy Statement and by all executive officers and directors of the Company as a group is set forth below. The names of the Company's directors and executive officers named in the Summary Compensation Table appear in italics. Unless otherwise indicated, all of the shares shown in the following table are shares of Common Stock and are owned both of record and beneficially by the person named. Unless otherwise indicated, the person named possesses sole voting and investment power.

                                   Amount and Nature
Name and Address (1)          of Beneficial Ownership (2)   Percent of Class (3)
--------------------          ---------------------------   --------------------

James F. Chen                               2,512,552 (4)          10.36%

Joseph Lupo                                 2,854,098 (5)          10.43%
758 Oneida Trail
Franklin Lakes,
New Jersey  07417

Molly G. Bayley                               100,000 (6)              *

James Boyle                                    11,789 (7)              *

Christopher T. Brook                           83,271 (8)              *

Margaret E. Grayson                           388,856 (9)           1.60%

Heidi B. Heiden **                            180,000 (10)             *

Kelsey W. Hill                                 20,720 (11)             *

James T. McManus                              431,468 (12)          1.78%

John F. Nesline                               85,483 (13)             *

Michael D. O'Dell                            100,000 (14)             *

William E. Odom **                           319,066 (15)            1.32%

Mandy J. Schuyler                              8,750 (16)             *


Executive Officers and Directors           1,849,403                 7.63%
as a group                       (6)(7)(8)(9)(10)(11)
                                 (12)(13)(14)(15)(16)


* Less than 1%.
** Nominee.

(1)   Unless otherwise indicated, the mailing address of each shareholder is c/o
      V-ONE  Corporation,   20250  Century  Boulevard,  Suite  300,  Germantown,
      Maryland 20874.

(2) In accordance with Rule 13d-3 of the Securities Exchange Act of 1934 ("Exchange Act"), a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.

      Each director, executive officer and beneficial owner possesses sole voting and investment power with respect to the shares of Voting Stock listed, except as otherwise indicated. The number of shares beneficially owned by each director, executive officer and beneficial owner is determined under rules promulgated under the Exchange Act by the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual currently has sole or shared voting power or investment power and also any shares which the individual has the right to acquire by conversion of preferred stock into Common Stock, by exercise of options or warrants to purchase Common Stock or otherwise, within 60 days after March 27, 2002. As of March 27, 2002, the Company had 24,248,904 shares of Common Stock outstanding.

(3) Number of shares of Voting Stock deemed outstanding includes shares issuable upon exercise or conversion of stock options, warrants or preferred stock beneficially owned by the person in question that are currently exercisable or convertible or become exercisable or convertible within 60 days after March 27, 2002.

(4) Does not include 600,000 shares of Common Stock held in a family limited partnership, the general partner of which is a corporation controlled by Mr. Chen's daughter, Irene Chen. Does not include 71,110 shares of Common Stock registered in the name of Mary S. Chen, Mr. Chen's wife, as Trustee under trusts for the benefit of Mr. Chen's children with respect to which Mary S. Chen possesses voting and investment power.

(5) According to the most recent Schedule 13D filed with the SEC by Joseph Lupo, represents 896,700 shares of Common Stock, 1,282,720 shares of Series D Stock and warrants to purchase 256,544 shares of Common Stock held in a Roth IRA account for the benefit of Mr. Lupo. Also represents 1,746 shares of Common Stock, 346,990 shares of Series D Stock and warrants to purchase 69,398 shares of Common Stock held in a profit sharing plan for the benefit of Mr. Lupo.

(6)   Represents options to purchase 100,000 shares of Common Stock.

(7)   This individual's employment terminated in February 2001.

(8)   Includes options to purchase 74,850 shares of Common Stock.

(9)   Includes options to purchase 358,750 shares of Common Stock.

(10) Includes options to purchase 110,000 shares of Common Stock and warrants to purchase 40,000 shares of Common Stock. Does not include warrants to purchase 130,000 shares of Common Stock issued to MindSquared, LLC of which Mr. Heiden is a partner.

(11) Represents options to purchase 18,750 shares of Common Stock and 1,970 shares of Common Stock purchased through the 2001 Employee Stock Purchase Plan. This individual's employment terminated in March 2002.

(12) Includes options to purchase 100,000 shares of Common Stock. Does not include warrants to purchase 130,000 shares of Common Stock issued to MindSquared, LLC of which Mr. McManus is a partner.

(13)  Includes  options  to  purchase  77,062  shares  of  Common  Stock.   This
      individual's employment terminated in April 2002.

(14)  Represents options to purchase 100,000 shares of Common Stock.

(15) Includes options to purchase 256,666 shares of Common Stock and warrants to purchase 60,000 shares of Common Stock.

(16)  Represents options to purchase 8,750 shares of Common Stock.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      The Company's restated bylaws provide for a Board of Directors consisting of up to seven members serving staggered terms. The terms of office of General William E. Odom and Heidi B. Heiden will expire at the annual meeting. General William E. Odom and Heidi B. Heiden have been nominated by the Board to serve for three-year terms.

      There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director or selected as a nominee.

      If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the annual meeting should occur before the election, the shares represented by proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. The nominees have consented to be named and have indicated their intent to serve if elected.


THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR REELECTION AS DIRECTORS SET FORTH ABOVE.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

      The directors of the Company are currently divided into three classes that are elected on a staggered basis. Each director serves for a three-year term and until his or her successor is duly elected and qualified. Michael J. Mufson, a director whose term expires in 2004, resigned from the Company's Board of Directors effective March 26, 2002, leaving a vacancy on the Board. The
Company's bylaws provide that vacancies on the Board will be filled by a majority of the directors in office. The Board presently intends to fill the vacancy should a qualified candidate become available. The current members of the Board are set forth below:


                       Director
                        of the
                       Company   Term    Position(s) Currently
Name                    Since   Expires  Held With the Company
----                    -----   -------  ---------------------

Molly G. Bayley  (1)     2001    2004    Director

Margaret E. Grayson      1999    2003    Director, President and Chief Executive
                                         Officer

Heidi B. Heiden (2)(3)   2000    2002    Director

James T. McManus (3)     2001    2004    Director

Michael D. O'Dell (1)    2001    2003    Director

William E. Odom (2)(3)   1996    2002    Chairman of the Board

(1)      Member of the Audit Committee
(2)      Nominee for reelection
(3)      Member of the Compensation Committee

         Biographical information regarding the directors of the Company is as follows:

MOLLY G. BAYLEY (57) was appointed a director of the Company in March 2001 to fill a vacancy on the Board. Ms. Bayley has been, since April 2001, Executive Vice President of X-Change Corporation (OTCBB: XCHC). She is also a director of X-Change Corporation and its Corporate Secretary. X-Change Corporation has developed an Internet-based Alternative Trading System (ATS) for microcap stocks. Prior to joining X-Change Corporation, Ms. Bayley consulted for firms and organizations in the financial services industry. From 1998 through 2000, Ms. Bayley served as Vice President of Exchange Relations for OptiMark Technologies. From 1989 through 1997, she was an international consultant on capital markets development in emerging markets. Also from 1993 to 1996, Ms. Bayley was a Chief of Party and Regulatory Advisor for Arthur Andersen in Washington, D.C. From 1984 through 1989, Ms. Bayley was Executive Director of the Commodities Futures Trading Commission. From 1971 through 1984, Ms. Bayley held various positions within Nasdaq, culminating as Vice President of Nasdaq operations. Ms. Bayley holds a B.A. in French from Wellesley College.

MARGARET E. GRAYSON (55) was elected President and CEO of the Company in November 2000. She had served as the Company's Senior Vice President and Chief Financial Officer since May 1999. Ms. Grayson was elected to the Board of Directors in August 1999. Prior to joining V-ONE Corporation, Ms. Grayson served as Vice President of Finance and Administration and Chief Financial Officer for SPACEHAB, Inc. (Nasdaq: SPAB) from September 1994 to October 1998. Immediately prior to joining SPAB, Ms. Grayson served as Chief Financial Officer for CD Radio, Inc. in Washington, D.C., an early entrant in the satellite radio mobile communications market. Previously, Ms. Grayson served as a senior executive and consultant to high-technology start-up companies. Ms. Grayson holds an M.B.A. from the University of South Florida and a B.S. in Accounting from the State University of New York at Buffalo.

HEIDI B. HEIDEN (63) has been a director of V-ONE Corporation since June 2000. In June 2001, Mr. Heiden retired from Zephion Networks, Inc., a private company, where he had been Chairman and CEO since January 2001. Mr. Heiden became a director of Nx Networks, Inc., a public company, in January 2001, and of Broadview Networks, a private company, in January 2000. He is a partner in

MindSquared, LLC, a high-technology management consulting firm that has performed consulting services for the Company. Mr. Heiden retired from UUNET, Inc., an MCI WorldCom company, in January 1999, where he was Senior Vice President of Operations and Technology. Mr. Heiden joined UUNET in September 1995. His professional career includes a five-year term as Senior Operating Officer at Salomon Brothers in New York City. He also served as Senior Vice President for the Wollongong Group. In the mid-1980's, Mr. Heiden was employed at Trusted Information Systems, a computer and network security company. Prior to entering the commercial arena, Mr. Heiden served in the United States Army and led diverse technology programs. Mr. Heiden also created and ran the Defense Data Network consisting of many worldwide computer networks that formed the basis of what is now known as the Internet. Mr. Heiden sits on the Compensation Committees of Nx Networks, Inc. and MindSquared, LLC. Mr. Heiden is a graduate of the United States Military Academy at West Point.

JAMES T. MCMANUS (43) has been a director of the Company since January 2001. Since August 2000, Mr. McManus has been a partner in MindSquared, LLC, a high-technology management consulting firm that has performed consulting services for the Company. Since April 1999 he has also served as a technical advisor to various high-tech companies. From January 1996 through March 1999, he was Vice President of Systems Engineering at UUNET, Inc. Prior to joining UUNET, Mr. McManus served as the Vice President of Systems Engineering at Salomon, Inc. Mr. McManus earned his B.E. in Engineering and an M.B.A. (Finance) from Manhattan College.

MICHAEL D. O'DELL (48) has been a director of V-ONE Corporation since January 2001. From 1997 until his appointment to the Company's Board, Mr. O'Dell served as Senior Vice President and Chief Scientist for UUNET, Inc., an MCI WorldCom company, where he was responsible for overall network architecture and technical strategic direction for UUNET. Prior to joining UUNET in March 1993, Mr. O'Dell was a senior technical staff member at Bellcore where he was chief engineer for the "RBOC of the Future" project. Before joining Bellcore, Mr. O'Dell was chief computer scientist and director of operating systems development for Prisma Computers, a gallium-arsenide SPARC compatible supercomputer company. He served eight years as founding editor-in-chief of Computing Systems, an international refereed scholarly journal devoted to the pragmatics of computer systems implementation experience. Mr. O'Dell holds both a bachelors and a masters degree in computer science from the University of Oklahoma.

LIEUTENANT GENERAL WILLIAM E. ODOM, ARMY (RET) (69) was elected Chairman of the Company's Board of Directors in November 2000 and has been a director of the Company since June 1996. Since October 1988, General Odom has served as Director of National Security Studies at the Hudson Institute. He has been an adjunct professor at Yale University since January 1989. Prior to his retirement from the military in 1988, General Odom held several military posts including Director of the National Security Agency, Assistant Chief of Staff for Intelligence for the Department of the Army, and Military Assistant to the National Security Advisor in the Carter White House. He is Chairman of the Board of American Science & Engineering. General Odom holds an M.A. and a Ph.D. from Columbia University and a B.S. from the United States Military Academy at West Point.

COMPENSATION OF DIRECTORS

     Effective February 26, 2001, each non-employee director receives a $1,000 monthly stipend and annually receives stock options to purchase 17,500 shares of Common Stock. Also effective February 26, 2001, the Chairman of the Board receives a $2,000 monthly stipend and annually receives stock options to purchase 17,500 shares of Common Stock. Prior to February 26, 2001, for fiscal year 2001, the directors deferred cash compensation. The Company also reimburses directors for travel expenses incurred in connection with their attendance at meetings of the Board and its committees.


BOARD OF DIRECTORS AND COMMITTEES

     Meetings of the Board are held regularly each quarter and as required. In 2001, the Board held six meetings and each member of the Board participated in greater than 75% of these meetings.

     The Board has established an Audit Committee to recommend the firm to be appointed as independent public accountants to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, review with management and the independent accountants the Company's year-end operating results and consider the adequacy of internal accounting procedures. In 2001, the Audit Committee consisted of Molly G. Bayley, Michael F. Mufson and Michael D. O'Dell, none of whom is an employee of the Company. The Audit Committee met once in 2001.

     The Board has also established a Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for all directors and officers, approves such arrangements for other senior level employees and administers and takes such other actions as may be required in connection with certain compensation and incentive plans of the Company. In 2001, the Compensation Committee consisted of three independent directors, Mr. Heiden, Mr. McManus and General Odom. The Compensation Committee met once in 2001.

     The Company currently has no standing nominating committee. A director can be nominated by a member of the Board or by written notice to the Board not less than 120 calendar days in advance of the anniversary date of the Company's previous year's annual meeting of shareholders.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

     The Company's executive officers are elected each year by the Board of Directors, unless the Board determines, upon appointing an officer, that he or she shall serve for a different term. Any executive officer may be removed at any time, with or without cause, by the Board. Biographical information with respect to Margaret E. Grayson is provided above. See "Information Concerning the Board of Directors." Biographical information regarding the other executive officers of the Company is as follows:

CHRISTOPHER T. BROOK (61) has been serving as Vice President of Engineering of the Company since April 2001. He has been with V-ONE Corporation since February 1996, most recently as Vice President, Wireless. Prior to that, he was Vice President of Product Development. Mr. Brook was with GE Information Services, Inc. for approximately 27 years prior to joining the Company. While with GE, Mr. Brook held a number of technology-related positions, most recently as Manager of Emerging Technology. Mr. Brook graduated from Clifton College (Bristol, England) with an emphasis in Classics.

MANDY J. SCHUYLER (49) is Vice President of Business Development and joined V-ONE Corporation in April 2001. She has over twenty years experience in marketing and product development within the telecommunications, technology and electronic commerce industries. Immediately prior to joining the Company, Ms.
Schuyler was Vice President, Product Development and Marketing, Winstar Communications. From October 1997 through April 1999, Ms. Schuyler was General Manager for Thomson Consulting Advanced Business Systems. From 1990 through 1997, she held various marketing positions at GE Information Services, culminating in Director, Latin Americas Marketing. From 1973 to 1990, Ms. Schuyler held increasingly responsible marketing positions within British Telecom, culminating as Director Ventures of Dialcom (now BT Tymet). Ms. Schuyler holds a First Class Honors B.A. in English and German from University College, London, and a Diploma in Marketing from the Chartered Institute of Marketing.

JIEH-SHAN WANG, PH.D. (47) has been with the Company since its inception and serves as the Company's Chief Scientist. Dr. Wang is a member of the development team on all of the Company's patents. Prior to joining the Company, Dr. Wang was employed with INTELSAT from June 1991 to April 1994 as Senior Systems Engineer where he led an engineering team in the development of network applications. Dr. Wang holds a B.S. in Physics from National Taiwan University and a Ph.D. in Physics from the University of Maryland.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid by the Company for the last three fiscal years to its Chief Executive Officer and the Company's other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the year ended December 31, 2001 ("Named Executives").

                                                                                                 Long-Term
                               Annual Compensation                                             Compensation
                               -------------------                                             ------------

                                                                                                    Awards
                                                                                                    ------

                                                                                                 Securities
  Name and Principal                                                      Other Annual           Underlying
  Position                     Year     Salary ($)     Bonus($)(1)       Compensation ($)(2)      Options (#)
  ------------------------     ----     ----------     -----------       -------------------      -----------

  Margaret E. Grayson          2001       $300,000     $96,276 (3)                                400,000 (10)
  President and Chief          2000       $183,750     $92,414                                    305,000 (11)
  Executive Officer            1999        $81,250     $17,600                                    250,000 (12)


  Kelsey W. Hill (a)           2001       $159,779                            $32,412 (7)          75,000 (13)
  Senior Vice President        2000              -                                  -                   -
  Sales and Marketing          1999              -                                  -                   -

  John F. Nesline (b)          2001       $158,000     $45,493 (4)                                 50,000 (14)
  Chief Financial Officer      2000       $126,160     $26,489                                     52,000 (15)
                               1999        $72,769      $4,200                                     75,000 (16)

  Christopher T. Brook (c)     2001       $157,300     $13,147 (5)                  -              20,000 (17)
  Vice President               2000       $126,264     $27,449                      -              27,400 (18)
  Engineering                  1999       $120,000           -                $82,222 (8)          10,000 (19)

  Mandy J. Schuyler (d)        2001       $113,461           -                                     35,000 (20)
  Vice President               2000              -           -                                          -
  Business Development         1999              -           -                                          -

  James Boyle (e)              2001        $20,330      $5,726 (6)                  -                   -
  Vice President Engineering   2000       $140,910     $38,450                $11,010 (9)          26,000 (21)
                               1999        $42,163           -                 $8,689 (9)         130,000 (22)

(a) Mr. Hill's employment with the Company began in April 2001 and terminated in March 2002.

(b)  Mr. Nesline's employment with the Company terminated in April 2002.

(c)  Mr. Brook was promoted to Vice President of Engineering in April 2001.

(d)  Ms. Schuyler's employment with the Company began in April 2001.

(e)  Mr. Boyle's employment with the Company terminated in February 2001.

(1)  Includes bonus paid in cash, stock or taxes unless otherwise provided.

(2) Except as indicated, the aggregate amount of perquisites and other personal benefits, securities or property for each Named Executive is not reportable under SEC rules because such amount is the lesser of either $50,000 or 10% of total annual salary and bonus for each Named Executive.

(3)  Includes a cash bonus for 2000 of $80,000 that was awarded in 2001.

(4)  Includes a cash bonus for 2000 of $41,100 that was awarded in 2001.

(5)  Includes a cash bonus for 2000 of $7,500 that was awarded in 2001.

(6) Represents a stock grant and taxes thereon for 2000 that was awarded in 2001.

(7)  Represents payments made by the Company for Mr. Hill's relocation.

(8) Represents a stock option exercise of 20,000 shares of Common Stock at an exercise price of $2.875 per share and a sale price of $6.9861.

(9)  Represents payments made by the Company for Mr. Boyle's relocation.

(10) Represents options to purchase 300,000 shares of Common Stock at an exercise price of $.625 per share granted under the 1998 Incentive Stock Plan ("1998 Plan") and options to purchase 100,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Incentive Stock Plan ("1996 Plan"). These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(11) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $2.375 per share, options to purchase 55,000 shares of Common Stock at an exercise price of $1.25 per share and options to purchase 200,000 shares of Common Stock at an exercise price of $1.094 per share, granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(12) Represents options to purchase 220,000 shares of Common Stock at an exercise price of $2.156 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company. Also represents options to purchase 30,000 shares of Common Stock at an exercise price of $2.156 per share granted under the 1998 Plan. These options are immediately exercisable.

(13) Represents options to purchase 75,000 shares of Common Stock at an exercise price of $1.21875 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(14) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(15) Represents options to purchase 10,000 shares of Common Stock at an exercise price of $2.375 per share, options to purchase 17,000 shares of Common Stock at an exercise price of $1.25 per share and options to purchase 25,000 shares of Common Stock at an exercise price of $1.25 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(16) Represents options to purchase 40,000 shares of Common Stock at an exercise price of $2.156 per share and options to purchase 35,000 shares of Common Stock at an exercise price of $2.50 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(17) Represents options to purchase 20,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(18) Represents options to purchase 15,400 shares of Common Stock at an exercise price of $1.25 per share and 12,000 shares of Common Stock at an exercise price of $2.375 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(19) Represents options to purchase 10,000 shares of Common Stock at an exercise price of $2.125 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(20) Represents options to purchase 35,000 shares of Common Stock at an exercise price of $2.02 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(21) Represents options to purchase 26,000 shares of Common Stock at an exercise price of $1.25 per share granted under the 1998 Plan. These options terminated on April 15, 2001.

(22) Represents options to purchase 130,000 shares of Common Stock at an exercise price of $2.5625 per share granted under the 1998 Plan. These options terminated on April 15, 2001.

STOCK OPTIONS GRANTED

     The following tables set forth further information regarding the grant of options to the Named Executives of the Company in 2001. No stock appreciation rights were granted to any Named Executive during 2001.

                              Individual Grants                                  Potential Realizable Value at
                                                                                   Assumed Annual Rates of
                                                                                 Stock Price Appreciation for
                                                                                         Option Term
                     Number of     % of Total
                     Securities     Options
                     Underlying    Granted to      Exercise or
                      Options      Employees        Base Price    Expiration
Name                Granted (#)  in Fiscal Year     ($/Sh) (1)       Date            5%             10%
----------------------------------------------------------------------------------------------------------

Margaret E. Grayson   300,000       17.22           $ .625         01/09/11        $117,918       $298,827
                      100,000        5.74           $1.406         04/01/11         $88,438       $224,120

Kelsey W. Hill         75,000        4.30           $1.2187        04/04/11         $57,485       $145,678

John F. Nesline        50,000        2.87           $1.406         04/01/11         $44,218       $112,056

Christopher T. Brook   20,000        1.15           $1.406         04/01/11         $17,687        $44,822

Mandy J. Schuyler      35,000        2.01           $2.020         04/23/11         $44,463       $112,678

James Boyle              -            -               -                -                -             -

(1)  Represents fair market value on date of grant.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND DECEMBER 31, 2001 OPTION VALUES

     The following table summarizes the value realized upon exercise of outstanding stock options and the value of the outstanding options held by the Named Executives at December 31, 2001.

                                                             Number of             Value of
                                                       Securities Underlying      Unexercised
                                                            Unexercised          In-the-Money
                                                            Options at            Options at
                          Shares                           December 31,          December 31,
                         Acquired                            2001 (#)            2001 ($) (1)
                            on           Value             Exercisable/          Exercisable/
Name                   Exercise(#)   Realized ($)          Unexercisable         Unexercisable
----                   -----------   ------------          -------------         -------------


Margaret E. Grayson          0            0               191,250/738,750       $19,287/301,545

Kelsey W. Hill               0            0                  0/75,000              $0/15,844

John F. Nesline              0            0               50,500/126,500         $13,125/6,860

Christopher T. Brook         0            0                66,850/45,550          $693/2,555

Mandy J. Schuyler            0            0                  0/35,000                $0/0

James Boyle                  0            0                  32,500/0                $0/0

(1) Based on the closing sales price of $1.43 on Monday, December 31, 2001.

RELATED TRANSACTIONS

     To assist the Company in focusing its sales efforts on large enterprises, in particular a selected group of large network integrators and Internet service providers, the Company retained MindSquared, LLC, a marketing and consulting firm, on November 27, 2000. Clint Heiden, a Senior Consultant at MindSquared, LLC, was primarily responsible for assisting the Company in its marketing efforts. Mr. Heiden is the son of Heidi Heiden, a director of the Company, a partner in MindSquared, LLC and a member of MindSquared, LLC's Compensation Committee. James McManus, a director of the Company, is also a partner in MindSquared, LLC.

     The Company's consulting agreement with MindSquared, LLC provided for the issuance of warrants to MindSquared, LLC to purchase the Company's Common Stock upon the execution of the agreement and for the issuance of additional warrants to purchase the Company's Common Stock upon the achievement of various marketing goals. The exercise price for the warrants is the fair market value of the Company's Common Stock on the date the warrants were granted. The agreement was terminated effective August 31, 2001. Total payments under the agreement were $440,075.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     In June 1996, the Board established the Compensation Committee, which makes recommendations concerning the compensation arrangements for all directors and executive officers. The members of the Compensation Committee are Mr. Heiden, Mr. McManus and General Odom. The Compensation Committee met once in 2001.

     Compensation for executive officers currently consists primarily of base salary, cash and stock bonuses and grants of stock options pursuant to the Company's stock option plans. Base salaries are determined by evaluating the responsibilities of the position and the experience and knowledge of the individual. Bonuses and annual salary adjustments, if any, are determined by evaluating performance taking into account such factors as achievement of the Company's strategic goals, assumption of additional responsibilities, attainment of specific individual objectives, and the compensation paid to other senior executives in the Company's industry.

     Grants of Company stock options are intended to align the interests of executives, key employees and others with the long-term interests of the Company's shareholders and to encourage executives and key employees to remain with the Company. The Board initially authorized the Compensation Committee to grant stock options to key employees and others under the Company's stock option plans. Currently, the Board is administering the Company's stock option plans and Ms. Grayson recommends to the Board levels of stock option grants based upon the same factors as used for bonus and salary adjustments.

Bonus.
------

     Bonus compensation of the Chief Executive Officer and other Named Executives is tied to certain performance goals reasonably established from time to time by the Company. On April 27, 2001, the Board of Directors adopted performance goals that included a revenue goal for fiscal 2001 of $8 million. Because this goal was not met, there were no bonuses paid for the year ended December 31, 2001.

Employment Agreements.
----------------------

     On November 27, 2000, the Board of Directors elected Margaret Grayson President and CEO and extended her employment agreement. In connection with these new duties, Ms. Grayson's base salary was increased to $300,000 and she was granted options to purchase 200,000 shares of Common Stock. See "Employment Agreements" for more information regarding Ms. Grayson's employment agreement.

     In June 1996, the Company entered into an employment agreement with Jieh-Shan Wang, who then held the position of Senior Vice President and Chief Technical Officer. In 2000, Dr. Wang's title was changed to Chief Scientist, his base salary was reduced to $100,000 and his weekly work schedule was reduced to thirty hours.

Section 162(m).
---------------

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the Named Executives. Currently, no executive officer of the Company is paid compensation in excess of $1 million per year and it is not anticipated that any executive officer will be paid in excess of $1 million in 2002. The Company's 1998 Incentive Stock Plan and 1996 Incentive Stock Plan provide for awards that can be made in compliance with Section 162(m).


                              SUBMITTED BY THE COMPENSATION
                              COMMITTEE OF THE BOARD OF DIRECTORS

                              Heidi B. Heiden
                              James T. McManus
                              William E. Odom


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation Committee are Heidi B. Heiden, James T. McManus and William E. Odom.

     The Company has adopted a policy providing that all material transactions (other than compensation arrangements that must be approved by the Compensation Committee) between the Company and its officers, directors and other affiliates
(i) must be approved by a majority of the disinterested members of the Board or a committee thereof (following disclosure to the Board of the material facts of the relationship and the transaction), and (ii) must be on terms no less favorable to the Company than can be obtained from unaffiliated third parties.

     To assist the Company in focusing its sales efforts on large enterprises, in particular a selected group of large network integrators and Internet service providers, the Company retained MindSquared, LLC, a marketing and consulting firm, on November 27, 2000. Clint Heiden, a Senior Consultant at MindSquared, LLC, was primarily responsible for assisting the Company in its marketing efforts. Mr. Heiden is the son of Heidi Heiden, a director of the Company, a partner in MindSquared, LLC and a member of MindSquared, LLC's Compensation Committee. James McManus, a director of the Company, is also a partner in MindSquared, LLC.

     The Company's consulting agreement with MindSquared, LLC provided for the issuance of warrants to MindSquared, LLC to purchase the Company's Common Stock upon the execution of the agreement and for the issuance of additional warrants to purchase the Company's Common Stock upon the achievement of various marketing goals. The exercise price for the warrants is the fair market value of the Company's Common Stock on the date the warrants were granted. The agreement was terminated effective August 31, 2001.

STOCK PERFORMANCE GRAPH

     The following graph compares the change in the Company's total return on its Common Stock with (a) the change in the total return on the stock included in the CRSP Total Return Index for the Nasdaq Stock Market (U.S.) and (b) the change in the total return on the stocks included in the Company's peer group. The companies currently in the peer group are Check Point Software Technologies Ltd., RSA Security, Inc., Cylink Corp. and Safenet, Inc.

     These comparisons assume an investment of $100 made on December 31, 1996 and compare relative values on an annual basis for the years ending December 31, 1997, 1998, 1999, 2000 and 2001. All of these total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during this period. The Common Stock price performance shown below should not be viewed as being indicative of future performance.


[GRAPH}


SOURCES:  NASDAQ   Dec. 1996  Dec. 1997 Dec. 1998 Dec. 1999 Dec. 2000  Dec. 2001

V-ONE CORPORATION       $100        $48       $41       $81     $8.62        $20
NASDAQ TOTAL            $100       $122      $173      $321      $193       $459
RETURN INDEX
PEER GROUP              $100       $112       $91      $328      $366       $123
(4 COMPANIES)

EMPLOYMENT AGREEMENTS

     The Company originally entered into an employment agreement with Ms. Grayson in July 1999 when she was the Company's Senior Vice President and Chief Financial Officer. In November 2000, the Board of Directors elected Ms. Grayson President and Chef Executive Officer and extended her employment agreement. The employment agreement has a one-year term and is automatically renewed for additional one-year terms on the anniversary date and each successive anniversary date thereafter. However, either the Company or Ms. Grayson may serve written notice of its or her intention not to renew not less than 90 days prior to the expiration of the then current term, in which case the employment agreement terminates on such termination date. Under the employment agreement, Ms. Grayson's base salary is $300,000, and she is eligible for a cash bonus if the Company meets certain performance objectives as outlined in the Report of the Compensation Committee on Executive Compensation. In connection with her new duties, Ms. Grayson was granted options to purchase 200,000 shares of Common Stock.

     If the Company terminates Ms. Grayson's employment for cause, she is not entitled to any severance payment. Ms. Grayson is deemed to be terminated for cause if, in the reasonable determination of the Board, she, among other things, is convicted of a felony or a crime involving moral turpitude, participates in a fraud against the Company, or willfully discloses the Company's trade secrets or other confidential information to any of its competitors. If the Company terminates Ms. Grayson's employment other than for cause (or fails to renew the employment agreement other than for cause), Ms. Grayson receives a severance payment equal to one year's salary plus any projected bonus that would have been paid during that year, and all options previously granted become immediately exercisable.

     In June 1996, the Company entered into an employment agreement with Jieh-Shan Wang, who then held the position of Senior Vice President and Chief Technical Officer. In 2000, Dr. Wang's title was changed to Chief Scientist, his base salary was reduced to $100,000 and his weekly work schedule was reduced to thirty hours.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and Nasdaq, the exchange on which the Company's Common Stock is listed for trading. Executive officers, directors and greater than ten-percent shareholders (collectively, the "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms provided to the Company and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 2001, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

                             AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001, which include the balance sheets of the Company as of December 31, 2001 and 2000, and the related statements of operations, changes in stockholders' equity and cash flows for the years in the period ended December 31, 2001, 2000, and 1999 and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

     The Audit Committee has discussed with Ernst & Young LLP, the Company's independent public accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Ernst & Young LLP their independence from the Company.

     The Audit Committee has adopted a charter for the Committee. All members of the Audit Committee are independent as defined under the applicable NASD rules.

CONCLUSION

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.


                                     SUBMITTED BY THE AUDIT COMMITTEE OF
                                     THE BOARD OF DIRECTORS

                                     Michael J. Mufson, Chairman(1)
                                     Molly G. Bayley
                                     James T. McManus


                       APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

     The Audit Committee recommended and the Board of Directors approved the appointment of the accounting firm Ernst & Young LLP ("E & Y"), independent public accountants, as the Company's auditors for the fiscal year 2002, subject to shareholder ratification.

AUDIT FEES

     Fees paid to E & Y for the fiscal year ended December 31, 2001 were $94,400 for the annual audit and $105,942 for audit related services. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audits and SEC reporting obligations. No fees were paid for non-audit services. In the opinion of the Audit Committee, the fees paid to E & Y for non-audit services are compatible with maintaining auditor independence.

     The Board has appointed E & Y to serve as the Company's auditors for the fiscal year ending December 31, 2002. Representatives of E & Y will be present at the annual meeting where they will have the opportunity to make a statement if they desire to do so and where they will be available to respond to any appropriate questions.


     THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, INDEPENDENT PUBLIC ACCOUNTANTS, AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002.




--------
(1) Mr. Mufson resigned from the Board of Directors effective March 26, 2002.

                                  ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO JOHN F. NESLINE, CHIEF FINANCIAL OFFICER, V-ONE CORPORATION, 20250 CENTURY BOULEVARD, SUITE 300, GERMANTOWN, MARYLAND 20874.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company no later than December 7, 2002 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. Proposals of shareholders received by the Company after December 7, 2002 will be considered untimely.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the annual meeting. If, however, any other business shall properly come before the annual meeting, the proxy holder intends to vote the proxies as determined by a majority of the Board.

                                           By Order of the Board of Directors

                                           /s/ Joseph D. Gallagher
                                           -----------------------
                                           Joseph D. Gallagher
                                           Secretary

  April 10, 2002

                                                   Please date, sign and mail your
                                                   proxy card as soon as possible!

                                                   Annual Meeting of Shareholders
                                                          V-ONE Corporation
                                                            May 16, 2002


[X]   Please mark your votes as               Note to Preferred C Shareholders:
      In in this example.                     You may vote on Proposal 2 only.

1. Proposal One:  Election of two directors:  For      Withhold Authority    FOR, except vote withheld from the
                                                                             following nominee:
      Nominees:   Heidi B. Heiden
                  William B. Odom             [ ]      [ ]                   ____________________________

      For         Against      Abstain
                                              2. Proposal Two:  Ratification of the appointment of Ernst & Young LLP,  independent
      [ ]           [ ]          [ ]          public  accountants,  as the Company's auditors for the fiscal year ending December
                                              31, 2002.

      [ ]           [ ]          [ ]          3. In the  discretion  of such  proxy on such other  business  as may  properly come before the meeting or any adjournment thereof.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S  SPECIFICATIONS  HEREON. IN
THE ABSENCE OF SUCH SPECIFICATIONS, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

                                                                             Change of Address or
                                                                             Comments, mark here: [ ]

______________________________                ___________________________________                 ___________________, 2002
Signature of Shareholder                      Signature of Additional Shareholder                 Dated

Please sign your name exactly as it appears hereon. When signing as attorney, executor,  administrator,  trustee or guardian, please give full title as such.  If a  corporation,  please sign in full  corporate  name by president or other  authorized  officer.  If a partnership, please sign in partnership name by authorized person.


                                V-ONE CORPORATION

            Proxy for Annual Meeting of Shareholders on May 16, 2002

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Margaret E. Grayson as the lawful proxy of the undersigned and hereby authorizes her to represent and to vote as designated on the reverse all shares of common stock and preferred stock of V-ONE Corporation ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 16, 2002 and at any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the matters listed on the reverse. Whether or not you plan to attend the meeting, you are urged to execute and return this Proxy which may be revoked at any time prior to its use.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)